Exhibit 99.2
1 ESMO 2023 Palazestrant Phase 2 Monotherapy Clinical Study Results October 23, 2023

2 Forward-Looking Statements and Other Disclaimers This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding our research and clinical development plans, the scope, progress, results and costs of developing our product candidate or any other future product candidates, expected manufacturing capabilities, strategy, regulatory matters, including the timing and likelihood of success of obtaining drug approvals, the timelines for potential clinical study results and initiation of clinical trials of palazestrant (OP-1250) as a monotherapy and in combination trials, including OPERA-01, the Company’s pivotal Phase 3 monotherapy clinical trial, the potential beneficial characteristics, safety, tolerability, efficacy and therapeutic effects of palazestrant, the development of palazestrant, the potential of palazestrant to become a best-in-class treatment option for ER+/HER2- metastatic breast cancer, improve the standard-of-care treatment, or become a transformative therapy for women living with breast cancer, the combinability of palazestrant with other drugs, market size and opportunity, our ability to penetrate the market,, our ability to complete certain milestones, and our financial condition, cash position, cash runway, and sufficiency of our financial resources. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “project,” “estimate,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks inherent in developing products and technologies, future results from the Company’s ongoing and planned clinical trials, the Company’s ability to obtain adequate financing to fund its planned clinical trials and other expenses, trends in the industry, the legal and regulatory framework for the industry and future expenditures, and other risks and uncertainties affecting the Company, including those described under the caption "Risk Factors" and elsewhere in the Company‘s Quarterly Report on Form 10-Q, Annual Report on Form 10-K, and future filings and reports of the Company with the Securities and Exchange Commission. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary or differ from the anticipated results and the variations or differences may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation incorporates publicly-available third-party data that we have not independently verified. There are risks inherent in conducting cross-trial comparisons. The presentation of such third-party data does not represent a head-to-head comparison of how palazestrant performed in a second- or third-line setting relative to elacestrant in the EMERALD study, or any other third-party drug candidate or study. Rather, such third-party data has been pulled by us from publicly-available sources for supplemental informational purposes, only. We caution you that any comparisons against third-party data set forth herein should not be viewed as a side-by-side comparison, and you should not rely on the completeness or accuracy of our presentation of the results of any third-party drug candidate in these slides, due to differences in study design, how other companies quantify or qualify eligibility criteria, and how results are recorded, among other distinguishing factors and uncertainties. Because we may be unaware of or may not adequately present various distinguishing factors and uncertainties, the comparisons set forth herein may not properly present such third-party data, which may differ materially from the data as presented here. Investors are encouraged to independently review third party data and should not rely on our presentation of such data (including any such data placed in comparison with the performance of palazestrant) as a single measure to evaluate our business. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

3 Meeting Participants Sean P. Bohen, M.D., Ph.D. President and CEO Naseem Zojwalla, M.D. Chief Medical Officer Shane Kovacs, MBA Chief Operating & Financial Officer Dr. Nancy Lin, M.D. Associate Chief of the Division of Breast Oncology, Susan F. Smith Center for Women’s Cancers Dana-Farber Cancer Institute Presenting Q&A

4 Palazestrant (OP-1250) – A Potential Best-in-Class Endocrine Therapy • Completely shuts-down estrogen receptor signaling pathways, both wild type and ESR1-mutant • A potential backbone therapy across multiple lines of ER+/HER2- metastatic breast cancer (1L and 2/3L) • Well tolerated with clinical experience now exceeding 225 patients • Compelling monotherapy efficacy results in a heavily pretreated patient population ‒ Median PFS of 7.2 months in 2/3L ± chemotherapy subset analysis (EMERALD trial inclusion/exclusion criteria) highly favorable vs. competition • OPERA-01 510-patient pivotal Phase 3 trial now underway ‒ Opportunity to achieve meaningful PFS benefit in both ESR1-mutant and wild-type patients ‒ $5+ billion commercial market opportunity in the US alone for 2/3L monotherapy • Palazestrant Phase 2 combination studies with each of ribociclib and palbociclib are ongoing ‒ New clinical data to be presented in Q4 2023 ‒ Amcenestrant (SNY), Camizestrant (AZ), Giredestrant (Roche) and Vepdegestrant (Pfizer) have all experienced setbacks when combining with CDK4/6i (DDI, enhanced toxicity) resulting in dose modifications* • Potential to initiate 1st line pivotal trial in combination with CDK4/6i by YE2024; a $10+ billion market *Based on publicly available third-party data, which Olema has not independently verified.

5 Palazestrant Phase 2 Monotherapy Clinical Study Results

6 Palazestrant (OP-1250) First-in-Human Phase 1/2 Study Design More Than 150 Patients Treated with Palazestrant in Monotherapy Setting Objectives: Efficacy, safety and tolerability at RP2D Primary objectives: Pharmacokinetics, safety and tolerability, RP2D Secondary objectives: ORR (CR + PR), CBR (CR + PR + SD ≥24 weeks) Phase 1a Dose Escalation Phase 1b Dose Expansion Phase 2 30 mg 60 mg 120 mg 210 mg 300 mg 90 mg 60 mg 120 mg 150 mg RP2D of 120 mg * Phase 1a dose escalation allowed patients with at least 1 prior line of endocrine therapy and up to 2 prior lines of chemotherapy for metastatic disease. Abbreviations: CBR, clinical benefit rate; CR, complete response; ER+, estrogen receptor-positive; HER2, human epidermal growth factor receptor 2; ORR, overall response rate; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumours; RP2D, recommended phase 2 dose; SD, stable disease. • ER+/HER2- advanced breast cancer • 1–4 prior endocrine therapies for metastatic disease • Up to 1 line of prior chemotherapy for metastatic disease • Measurable or non-measurable disease by RECIST v1.1 Key Phase 2 Eligibility Criteria* 120 mg (Measurable and non-measurable disease) Last patient enrolled Nov 2022

7 Patient Demographics and Baseline Characteristics Patients Received Extensive Prior Therapies Characteristics 120 mg palazestrant N=86* Age, median, years (range) 61 (32-85) Pre- or peri-menopausal, n (%) 7 (8%) ECOG performance status, n (%) 0 46 (54%) 1 40 (47%) Measurable disease at baseline, n (%) 69 (80%) Visceral disease (liver, lung, peritoneum, pleura, ascites), n (%) 61 (71%) Prior lines of therapy in advanced setting, n (%) 1 21 (24%) 2 29 (34%) 3 19 (22%) 4+ 17 (20%) Prior lines of endocrine therapy in advanced setting, n (%) 1 30 (35%) 2 32 (37%) 3 15 (17%) 4+ 9 (10%) Types of prior therapy in advanced setting, n (%) CDK4/6 inhibitor 83 (97%) Aromatase inhibitor 73 (85%) Fulvestrant 57 (66%) Chemotherapy 27 (31%) mTOR inhibitor 25 (29%) ESR1 mutations at baseline (ctDNA), n/N (%) 36/75 (48%) • 42% of patients were 4th line or later at entry • 65% of patients received ≥2 prior lines of endocrine therapy for metastatic disease • 97% received prior CDK4/6 inhibitor • 66% received prior fulvestrant • 31% received prior chemotherapy • 80% had measurable disease • 71% had visceral disease • 48% had activating mutations in ESR1 *Includes patients from phase 1 (dose escalation and dose expansion) and phase 2 at 120 mg, and 3 patients whose dose was increased from 60 to 120 mg early in treatment. Abbreviations: CDK4/6, cyclin dependent kinase 4/6; ECOG, Eastern Cooperative Oncology Group; ESR1, estrogen receptor 1 gene; mTOR, mammalian target of rapamycin.

8 Safety – Treatment Emergent Adverse Events Palazestrant is well tolerated with most TEAEs Grade 1 / 2 • Most AEs were low grade (grade 1/2) • Events of grade 4 neutropenia were observed in 6 patients at 120 mg, occurring approximately 4–6 weeks into therapy − 3 patients had a dose interruption followed by recovery and dose reduction (2 patients to 90 mg and 1 patient to 60 mg) without any recurrence of neutropenia − 3 patients had dose discontinuation followed by recovery − No increase in neutropenia in combination with palbociclib Data Cutoff Date: July 7, 2023 TEAEs in ≥15% of patients 120 mg palazestrant (n=83) Grade 1 Grade 2 Grade 3 Grade 4 All (%) Nausea 47 4 3 0 54 (65%) Vomiting 19 2 4 0 25 (30%) Fatigue 13 6 3 0 22 (27%) Neutropenia 6 6 3 6 21 (25%) Headache 16 1 0 0 17 (20%) Constipation 13 2 0 0 15 (18%) AST increased 10 2 1 0 13 (16%) Abbreviations: AE, adverse event; TEAE, treatment-emergent adverse event; TRAE, treatment-related adverse event; AST, aspartate aminotransferase. Treatment Emergent Adverse Events

9 Safety – Treatment Related Adverse Events Data Cutoff Date: July 7, 2023 Abbreviations: AE, adverse event; TEAE, treatment-emergent adverse event; TRAE, treatment-related adverse event; AST, aspartate aminotransferase. TRAEs in ≥15% of patients 120 mg palazestrant (n=83) Grade 1 Grade 2 Grade 3 Grade 4 All n (%) Nausea 42 2 3 0 47 (57%) Vomiting 17 2 2 0 21 (25%) Neutropenia 5 5 3 5 18 (22%) Fatigue 10 5 2 0 17 (20%) Headache 13 0 0 0 13 (16%) Treatment Related Adverse Events • In OPERA-01 pivotal Phase 3 trial, patients will receive tablet formulation instead of the capsules utilized in current dataset - Expected to reduce rate and grade of nausea and vomiting • Clinical pharmacology studies are now successfully completed allowing patients to dose either fed or fasted - Patients may also use proton-pump inhibitors

Duration of Treatment

Clinical Benefit Rate of 40% Overall; 52% with ESR1 Mutations; 32% in ESR1 Wild-type

Treatment duration (weeks) and response per RECIST v1.1 by dose in all patients (N=86) as of July 7, 2023



Patients on Palazestrant (120 mg)
Measurable Disease
Prior chemotherapy
Prior fulvestrant
Prior CDK4/6i
ESR1 Mutation
0
8
16
24
32
40
48
56
64
72
120
128
136
Exposure (weeks)
*
Treatment duration
Ongoing
Partial response
Progressive disease*
ESR1 mutant
ESR1 wild-type

Clinical Benefit Rate at 120 mg^:

- All patients: **40%** (32/81)
- *ESR1* mutation: **52%** (17/33)
- *ESR1* wild-type: **32%** (12/38)
- 3 cPRs and 2 uPRs† in 66 response-evaluable patients

* 1 patient continued treatment beyond progression due to clinical benefit per principal investigator assessment.

^ Clinical benefit rate is the proportion of patients who remained on treatment through at least 24 weeks with a confirmed CR or PR, or stable disease. The CBR analysis includes patients who received at least one evaluable postbaseline radiographic assessment.

† Unconfirmed due to disease progression at a subsequent scan.

Abbreviations: **CDK4/6i**, cyclin dependent kinase 4/6 inhibitor; **cPR**, confirmed partial response; ***ESR1***, estrogen receptor 1 gene; **RECIST**, Response Evaluation Criteria in Solid Tumours; **uPR**, unconfirmed partial response.

Olema ONCOLOGY 10

Progression-Free Survival Across All and ESR1-Mutant Patients

*Median PFS of 7.2 months overall; 7.3 months in ESR1 mutations in EMERALD-eligible 2/3L ± CT Patients**

All Patients


Progression−free Survival (%)
100
75
50
25
0
0
2
4
6
8
10
12
Months

	All n=86	2/3L ±CT n=49
Median PFS, mos	4.6	**7.2**
[95% CI]	[3.5, 6.5]	[3.7, 7.8]
6-month PFS	38%	**54%**
CBR^	40% (32/81)	**48% (22/46)**

11 of 86 patients ongoing at cut-off overall

7 of 49 patients ongoing at cut-off in 2/3L±CT

Number at risk							
All	86	45	33	23	9	3	3
2/3L ±CT	49	26	21	16	4	1	1

Patients with *ESR1* Mutation


Progression−free Survival (%)
100
75
50
25
0
0
2
4
6
8
10
12
Months

	*ESR1*mut n=36	2/3L ±CT n=23
Median PFS, mos	5.6	**7.3**
[95% CI]	[3.7, 7.8]	[5.0, NA]
6-month PFS	46%	**62%**
CBR^	52% (17/33)	**59% (13/22)**

6 of 36 patients ongoing at cut-off overall

5 of 23 patients ongoing at cut-off in 2/3L±CT

Number at risk							
All	36	21	18	12	4	0	0
2/3L ±CT	23	14	13	10	2	0	0

*** NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2.**

Abbreviations: **2/3L**, second/third line; **± CT**, plus/minus chemotherapy; **CBR**, clinical benefit rate; **CI**, confidence interval; ***ESR1***, estrogen receptor 1 gene; **mos**, months; **mut**, mutation; **NA**, not applicable; **PFS**, progression-free survival.

^Clinical Benefit Rate (CBR) is defined as the proportion of subjects who remained on OP-1250 treatment through at least 24 weeks with a confirmed CR or PR, or stable disease. The CBR analysis includes patients who received at least one evaluable postbaseline radiographic assessment. Data cut-off as of July 7, 2023.

Olema ONCOLOGY
11

12 Comparing Across Trials: Palazestrant vs. Elacestrant Median Progression Free Survival and Clinical Benefit Rate 1.9 2.8 4.6 7.2 0 2 4 6 8 EMERALD(1) Control Arm (n=238) Elacestrant(1) (EMERALD) (n=239) Palazestrant(2) (EMERALD-eligible) (n=49) Palazestrant (Phase 2 - All) (n=86) 1.9 3.8 5.6 7.3 0 2 4 6 8 EMERALD(1) Control Arm (n=113) Elacestrant(1) (EMERALD) (n=115) Palazestrant(3) (EMERALD-eligible) (n=23) Palazestrant (Phase 2 – All) (n=36) Median PFS (months) – All Patients* Median PFS (months) – ESR1 Mutant Patients* Clinical Benefit Rate (%) – All Patients* Clinical Benefit Rate (%) – ESR1 Mutant Patients* 14% 18% 40% 48% 0% 10% 20% 30% 40% 50% 60% 12% 24% 52% 59% 0% 10% 20% 30% 40% 50% 60% EMERALD(1) Control Arm (n=238) Elacestrant(1) (EMERALD) (n=239) Palazestrant(2) (EMERALD-eligible) (n=49) Palazestrant (Phase 2 - All) (n=86) EMERALD(1) Control Arm (n=113) Elacestrant(1) (EMERALD) (n=115) Palazestrant(3) (EMERALD-eligible) (n=23) Palazestrant (Phase 2 - All) (n=36) * NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2. 1. Source: SABCS 2021 EMERALD data. Median PFS and CBR in control arm and in elacestrant 400 mg dose. 2. Emerald-eligible patient population from palazestrant Phase 2 dataset (2/3L +/-CT). 3. Emerald-eligible patient population from palazestrant Phase 2 dataset (2/3L +/-CT) with ESR1 mutations detected at baseline.

13 Progression-Free Survival in ESR1 Wild-Type Patients Median PFS of 5.5 months in EMERALD-eligible 2/3L ±CT Patients* Abbreviations: 2/3L, second/third line; ± CT, plus/minus chemotherapy; WT, wild-type; CI, confidence interval; ESR1, estrogen receptor 1 gene; mos, months; NA, not applicable; PFS, progression-free survival. Clinical Benefit Rate (CBR) is defined as the proportion of subjects who remained on OP-1250 treatment through at least 24 weeks with a confirmed CR or PR, or stable disease. The CBR analysis includes patients who received at least one evaluable postbaseline radiographic assessment. Data cut-off as of July 7, 2023. 1. Source: 2022 JCO Bidard Supplemental EMERALD data. Median PFS in control arm and in elacestrant 400 mg dose in ESR1 mutant not detected. 2. Source: Palazestrant Phase 2 dataset with ESR1 mutations not detected at baseline. 3. Source: Emerald-eligible patient population from palazestrant Phase 2 dataset (2/3L +/-CT) with ESR1 mutations not detected at baseline. All n=39 2/3L ±CT n=21 Median PFS, mos [95% CI] 3.5 [1.9, 7.6] 5.5 [1.9, NA] 6-month PFS 35% 44% CBR 32% (12/38) 38% (8/21) ~1.9 ~1.9 3.5 5.5 0 1 2 3 4 5 6 EMERALD(1) Control Arm (n=125) Elacestrant(1) (EMERALD) (n=124) Palazestrant(3) (EMERALD-eligible) (n=21) Palazestrant(2) (Phase 2 – All) (n=39) Median PFS (months) - ESR1 WT Patients * NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2.

Palazestrant in the Competitive Landscape – Potential Best-in-Class

*Baseline Patient Characteristics Vary Across Competitor Landscape / Studies**

Treatment	Palazestrant	Elacestrant		Camizestrant		Giredestrant		Vepdegestrant
Sponsor	Olema	Menarini		AstraZeneca		Roche		Pfizer / Arvinas
Study	Phase 2	Phase 2[1]	EMERALD[2]	Phase 2[3]	Serena-2[4]	Phase 1a/b[5]	Acelera[6]	Veritac[7]
Study Size	n=86	n=50	n=239	n=22	n=74	n=41	n=151	n=71
Dose	120 mg	400 mg	400 mg	75 mg	75 mg	30 mg	30 mg	200 / 500 mg
Prior CDK4/6i	97%	52%	100%	55%	51%	66%	43%	100%
# Lines Prior ET								
0	0%	NA	0%	NA	38%	NA	0%	NA
1	35%	NA	54%	NA	62%	NA	68%	NA
2	37%	NA	46%	NA	0%	NA	31%	NA
3+	27%	NA	0%	NA	0%	0%	0%	NA
4th Line or Later	44%	NA	0%	NA	0%	0%	0%	NA
Non-measurable	20%	38%	25%	36%	NA	27%	7%	38%
ESR1 mutant	48%	50%	48%	50%	30%	51%	44%	58%

Most Comparable Studies to Palazestrant are EMERALD and Veritac Based on Prior CDK4/6i Experience

* NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2.

1. Source: JCO 2021 Phase 1 study of elacestrant (RAD1901), a novel estrogen receptor degrader.
2. Source: SABCS 2021 EMERALD data.
3. Source: SABCS 2020 Updated data from Serena-1 Phase 1 dose escalation and expansion study.
4. Source: 2022 SABCS Serena-2 data.
5. Source: 2021 ASCO giredestrant Phase 1a/b data.
6. Source: ESMO 2022 Acelera data.
7. Source: SABCS 2022 Veritac data.

Olema ONCOLOGY 14

Palazestrant in the Competitive Landscape - Best-in-Class Potential

Median Progression Free Survival Across Comparable, All CDK4/6i-Experienced Patient Populations



Median PFS (months) in CDK4/6i-Experienced Patients Across Competitive Landscape*
Median Progression Free Survival (months)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
1.9
2.8
3.5
3.7
5.5
3.8
7.2
EMERALD Control Arm(1) (n=238)
Elacestrant (EMERALD)(2) (n=239)
Vepdegestrant Veritac(3) (n=35)
Giredestrant Phase 1a/b(4) (n=27)
Camizestrant Serena-2(5) 75mg (n=38)
Camizestrant Serena-2(5) 150mg (n=37)
Palazestrant (EMERALD-eligible)(6) (n=49)

*** NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2.**

1. Source: SABCS 2021 EMERALD data. Median PFS in control arm. Note: ORR of 4.4% (8/182).
2. Source: SABCS 2021 EMERALD data. Median PFS in elacestrant 400 mg dose. Note: ORR of 4.5% (8/179).
3. Source: SABCS 2022 Veritac data. Median PFS at 200 mg dose across all patients. Note: One cPR at 200 mg dose.
4. Source: ASCO 2021 Phase 1a/b giredestrant results. Median PFS estimated based on subset of giredestrant patients at 30 mg dose with CDK4/6i experience (27 of 41). Note: Six cPRs at 30 mg were all in CDK4/6i-naïve patients.
5. Source: SABCS 2022 Serena-2 data. Median PFS in CDK4/6i-experienced patients at 75 mg (5.5 months) and 150 mg (3.8 months). Represents <2 prior lines of ET-only +/- CT.

Note: Serena-1 data at 75 mg dose had 2 PRs out of 22 patients; both were CDK4/6i naïve.

6. Source: Emerald-eligible patient population from palazestrant Phase 2 dataset (2/3L +/-CT) with ESR1 mutations detected at baseline

Olema ONCOLOGY 15

16 Perspectives on the SERD Landscape Dr. Nancy U. Lin

Perspectives on Palazestrant as a Next Generation Endocrine Therapy

- Endocrine therapy remains the backbone of treatment for ER+/HER2- breast cancer
  - Shutting off estrogen receptor signaling is a key objective
  - Add additional agents as resistance develops but continue to suppress ER signaling
- Opportunity to improve upon current standard-of-care endocrine therapy
  - Most common resistance mechanism to current 1L standard of care is the development of an ESR1 activating mutation where both aromatase inhibitors and fulvestrant are ineffective
  - EMERALD study results validate the opportunity in ESR1-mutant patients in 2/3L metastatic setting
- Experience to date with palazestrant has been very positive
  - Well tolerated and consistent with oral CERAN/SERDs in development
  - Palazestrant Phase 2 study results are impressive, demonstrating the benefit of complete antagonism with improved PFS in ESR1-mutant patients and demonstrated activity in ESR1 wild-type patients

Dana-Farber Cancer Institute

17

18 Summary

Palazestrant (OP-1250): Best-in-Class Potential for ER+/HER2- Breast Cancer

Clinical dataset with over 225 patients treated with palazestrant supports opportunity in both monotherapy and combination settings for patients with ER+/HER2- advanced metastatic breast cancer

Complete ER Antagonism

Dual activity as a next-generation CERAN/SERD to drive deeper, more durable responses in both wild-type and mutant ER

Attractive PK Profile

Highly favorable pharmacokinetics, oral bioavailability and 8-day half-life leading to steady-state plasma levels with minimal peak-to-trough variability

Favorable Tolerability

Favorable tolerability profile in heavily pretreated patients

Robust Tumor Shrinkage

Meaningful anti-tumor activity in both wild-type and mutant ER in preclinical models and durable benefit in clinical settings

Combinability w/ CDK4/6i

Combinable with palbociclib – no DDI* and overall tolerability profile consistent with expected profile of palbociclib plus endocrine therapy

CNS Penetration

Demonstrated activity in nonclinical brain metastases studies

*As of May 12, 2023, interim update of combination study with Palbociclib at ESMO Breast Annual Congress 2023. DDI = Drug-Drug Interaction.

Olema ONCOLOGY 19

20 Palazestrant - Ribociclib Phase 2 Ongoing Phase 2 Combination Studies Ongoing with Palbociclib & Ribociclib Key Inclusion Criteria: • ER+/HER2- advanced breast cancer • Evaluable disease (measurable and non-measurable) • ≤ 1 prior hormonal regimen for locally advanced or metastatic disease Objectives: Safety, tolerability and antitumor activity of OP-1250 at RP2D in combination with palbociclib Palazestrant 120 mg Palbociclib 125 mg + N=50+ patients N=50+ patients Objectives: Safety, tolerability and antitumor activity of OP-1250 at RP2D in combination with ribociclib CBR, clinical benefit rate; CR, complete response; PR, partial response; SD, stable disease; RP2D, recommended phase 2 dose Palazestrant - Palbociclib Phase 2 Ongoing Palazestrant 120 mg Ribociclib 600 mg + • One prior line of chemotherapy for advanced or MBC was allowed • Can be CDK4/6i naïve or pre-treated Phase 1b Dose Escalation Combination Studies Successfully Completed with Each of Palbociclib and Ribociclib

ER+/HER2- Breast Cancer: One of the Largest Commercial Markets in Oncology

OPERA-01 Phase 3 trial targeting 2L/3L therapy; 1L Phase 3 trial in planning

	ER+/HER2-[1]				ER+/HER2+[2]
LINE OF THERAPY	2L/3L+	1L	High-Risk Adjuvant	Early Breast Cancer	HER2+ w/ CNS Mets
PATIENTS	~150K	~115K	~75K	~285K+	~10K
DURATION OF THERAPY[3]	~2-12+ months	~6-36+ months	Up to 5 years	Up to 5 years	~12 months
MARKET POTENTIAL[4]	$5B+	$10B+	~$3-5B	$10B+	~$500M

[1]2025 incidence projection estimates. Olema internal data, Informa ER+/HER2- BC Prevalence Based Market Forecast. 26% of adjuvant eligible patients assumed to have Ki-67 ≥ 20%. Early breast cancer incidence includes high risk adjuvant segment. [2]2025 incidence projection estimates. Olema internal data, Informa HER2+ BC Prevalence Based Market Forecast. Forecast based on 2L+ ER+/HER2+ metastatic breast cancer projections. [3]Olema internal data. [4]2025 opportunity estimates for total endocrine therapy market (US and EU5). Olema internal data.

Olema ONCOLOGY 21

Elacestrant Launch On-track to Rival Top Oncology Product Launches

$400M+ Annualized Sales 6 months into Launch

ORSERDU (Elacestrant) Gross Sales[1]



US Monthly Drug Sales ($M)
$45M
$40M
$35M
$30M
$25M
$20M
$15M
$10M
$5M
$0M
$0.9M
$3.3M
$19.8M
$28.6M
$34.1M
$34.2M
$40.7M
$39.8M
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23

Precedent Oncology Drug Launches



US Quarterly Drug Sales ($M)
$900M
$800M
$700M
$600M
$500M
$400M
$300M
$200M
$100M
$0M
Opdivo
Ibrance
Avastin
Imbruvica
Keytruda
Xtandi
Herceptin
Jakafi
Orserdu
1Q
2Q
3Q
4Q
5Q
6Q
7Q
8Q

[1] Source: Symphony data.

22

Initiating OPERA-01 Monotherapy Pivotal Phase 3 Trial Q4 2023

Evaluating palazestrant across a range of ER cohorts in monotherapy and combination trials

		Preclinical	Phase I	Phase II	Phase III	Planned Next Steps
Palazestrant (OP-1250)	**ER+/HER2- Metastatic Breast Cancer**					
	2/3 Line Monotherapy					OPERA-01 Phase 3 trial initiation Q4 2023
	Combo Therapy with CDK4/6i ribociclib				NOVARTIS	Phase 2 expansion ongoing
	Combo Therapy with CDK4/6i palbociclib				Pfizer	Phase 2 expansion ongoing
	Combo Therapy with PI3Kαi alpelisib with PIK3CA mutated			NOVARTIS		Phase 1b dose escalation ongoing
Discovery	**ER+ Breast Cancer**					
	KAT6 Inhibitor					Development candidate selection early 2024

MBC = metastatic breast cancer; PI3Kα = phosphatidylinositol 3-kinase alpha; CDK4/6i = CDK4/6 inhibitor

Olema ONCOLOGY 23

24 Olema: A Compelling Late-Stage Opportunity in Women’s Oncology Well-capitalized with ~$297.4M of cash and cash equivalents as of June 30, 20231 Olema’s management team and board have deep experience and history of value creation Palazestrant combinability with CDK4/6 inhibitors positions it for a potential first-line indication Compelling Phase 2 monotherapy data positions OPERA-01 phase 3 trial for success Palazestrant is highly differentiated amongst a new class of endocrine therapies (1) Cash position as of June 30, 2023, plus pro forma capital from financing announced on September 5, 2023.

Thank you

26 Comparing Across Trials: Palazestrant vs. Elacestrant 6-Month Progression Free Survival Rate 6-Month PFS Rate (%) – All Patients* 6-Month PFS Rate (%) – ESR1 Mutant Patients* 20% 34% 38% 54% 0% 10% 20% 30% 40% 50% 60% 70% 19% 41% 46% 62% 0% 10% 20% 30% 40% 50% 60% 70% EMERALD(1) Control Arm (n=238) Elacestrant(1) (EMERALD) (n=239) Palazestrant(2) (EMERALD-eligible) (n=49) Palazestrant (Phase 2 - All) (n=86) EMERALD(1) Control Arm (n=113) Elacestrant(1) (EMERALD) (n=115) Palazestrant(3) (EMERALD-eligible) (n=23) Palazestrant (Phase 2 - All) (n=36) * NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2. 1. Source: SABCS 2021 EMERALD data. Median PFS and CBR in control arm and in elacestrant 400 mg dose. 2. Emerald-eligible patient population from palazestrant Phase 2 dataset (2/3L +/-CT). 3. Emerald-eligible patient population from palazestrant Phase 2 dataset (2/3L +/-CT) with ESR1 mutations detected at baseline.

Palazestrant in the Competitive Landscape

PRs and ORR in CDK4/6i-Experienced Patients

Partial Responses (PRs) and Objective Response Rate (ORR) in CDK4/6i-Experienced Patients*

Sponsor	Molecule	Study	Dose	# cPRs	# Evaluable	ORR
Olema	Palazestrant[1]	Phase 2	120 mg	3	66	**4.5%**
Menarini	Control Arm[2]	EMERALD	NA	8	182	**4.4%**
Menarini	Elacestrant[2]	EMERALD	400 mg	8	179	**4.5%**
Pfizer / Arvinas	Vepdegestrant[3]	Veritac	200 mg	1	22	**4.5%**
Roche	Giredestrant[4]	Phase 1a/b	30 mg	0	30	**0%**
			90 / 100 mg	1	41	**2.4%**
AstraZeneca	Camizestrant[5]	SERENA-1	75 mg	0	12	**0%**
			150 mg	0	18	**0%**

*** NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2.**

1. Palazestrant Phase 2 monotherapy data as of July 7, 2023.
2. Source: SABCS 2021 EMERALD data.
3. Source: SABCS 2022 Veritac data.
4. Source: ASCO 2021 Phase 1-2 Monotherapy giredestrant study results. Note: Six cPRs at 30 mg were all in CDK4/6i-naïve patients; 4 of 5 cPRs at 90/100 mg were in CDK4/6i-naïve patients.
5. Source: SABCS 2020 Serena-1 data. Serena-1 data at 75 mg dose had 2 PRs out of 22 patients; both were CDK4/6i naïve.

Response Rate Does Not Predict Progression-Free Survival When Evaluating Later-stage Endocrine Therapies

Abbreviations: **CDK4/6i**, cyclin dependent kinase 4/6 inhibitor; **cPR**, confirmed partial response; **PR**, partial response; **PFS**, progression-free survival; **ORR**, objective response rate.

Olema ONCOLOGY 27